Exhibit 99.8

MBNA MASTER CREDIT CARD TRUST II SERIES 1995-J

KEY PERFORMANCE FACTORS
June 30, 2000



        Expected B Maturity                                       12/16/02


        Blended Coupon                                             6.9181%



        Excess Protection Level
          3 Month Average  5.28%
          June, 2000  4.81%
          May, 2000  5.61%
          April, 2000  5.41%


        Cash Yield                                  18.75%


        Investor Charge Offs                        4.56%


        Base Rate                                   9.38%


        Over 30 Day Delinquency                     4.60%


        Seller's Interest                           12.05%


        Total Payment Rate                          14.03%


        Total Principal Balance                     $54,839,173,315.51


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $6,607,972,797.02